REPORT OF INDEPENDENT AUDITORS
To the Board of Trustees of
Professionally Managed Portfolios
In planning and performing our
audit of
 the financial statements of U.S.
Global
 Leaders Growth Fund (the "Fund"),
one of the portfolios constituting the
series of Professionally Managed
Portfolios,
for the year ended June 30, 2001, we
 considered its internal control,
including
control activities for safeguarding
 securities, in order to determine
our auditing procedures for the purpose
 of expressing our opinion on the
 financial
 statements and to comply with the
 requirements of Form N-SAR, and not
to provide assurance on the internal
control.
The management of the Fund is
responsible for establishing and
maintaining internal control.  In
 fulfilling this responsibility,
 estimates
and judgments by management are
required to assess the expected
 benefits
 and related costs of controls.
 Generally,
controls that are relevant to an
audit
 pertain to the entity's objective
of
 preparing financial statements
 for
external purposes that are fairly
presented in conformity with
accounting principles generally
accepted in the United States.
Those
Because of inherent limitations
in internal
control, errors or fraud may occur and
not be detected.  Also, projection
 of any
 evaluation of internal control
to future
 periods is subject to the risk
 that it
 may become inadequate because of
changes in conditions or that the
effectiveness of the design and
 operation may deteriorate.
Our consideration of the internal
 control
would not necessarily disclose all
 matters in internal control that
 . A material weakness is a condition
 in which the design or operation of
one or more of the specific internal
 control components does not reduce
to a relatively low level the risk
that
 misstatements caused by errors or
fraud in amounts that would be
 material
 in relation to the financial
 statements
being audited may occur and not be
 detected within a timely period by
employees in the normal course of
 performing their assigned functions.
However, we noted no matters
involving
internal control and its operation,
including controls for safeguarding
 securities, that we consider to be
material weaknesses as defined
above at June 30, 2001.
This report is intended solely for
the
information and use of management,
 the Board of Trustees of
 Professionally
 Managed Portfolios, and the
Securities
 parties.

Ernst & Young LLP

Los Angeles, California
August 2, 2001